Exhibit 10.1

Execution Version

AMENDMENT NO. 6

This AMENDMENT NO. 6 (the “Amendment”) dated as of March 29, 2013 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below), and KeyBank National Association, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A. The Borrower is party to that certain Credit Agreement dated as of March 29, 2011 (as amended by Amendment No. 1 dated as of April 29, 2011, Amendment No. 2 & Agreement dated as of September 15, 2011, the Resignation, Consent and Appointment Agreement and Amendment Agreement dated as of April 6, 2012, Amendment No. 3 & Agreement dated as of May 8, 2012, Amendment No. 4 dated as of July 31, 2012, Amendment No. 5 dated as of October 30, 2012 and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and KeyBank National Association (as successor in interest to BNP Paribas), as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B. The Lenders wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

Section 1.              Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.              Amendments to Credit Agreement.

(a)           The definition of “Bond Debt” in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Bond Debt” means Debt in respect of the issuance by the Borrower of senior or senior subordinated bonds or notes, which Debt (a) shall have (i) a scheduled maturity date that is no earlier than March 29, 2017, (ii) no (A) maintenance financial covenant or (B) other covenants and events of default that are (taken as a whole) more restrictive in any material respect than those set forth in this Agreement and the other Loan Documents, (iii) no restriction on the ability of the Borrower or any of its Subsidiaries to amend, modify or otherwise supplement this Agreement or the other Loan Documents or to repay or prepay Loans, (iv) no Lien securing such Debt, (v) no restriction on the ability of the Borrower or any of its Subsidiaries to guarantee the Obligations or pledge assets as collateral security for the Obligations, and (vi) a bullet repayment and not provide for scheduled amortization or mandatory prepayments that are not Events of Default hereunder (other than amortization resulting from any mandatory prepayments required in respect of such Debt in connection with the occurrence of an event of default under such Debt, a change in control of the issuer, including a disposition of all or substantially all of the assets of the Borrower and its Subsidiaries, a liquidation or dissolution of the Borrower, or any event constituting a Change in Control (as defined herein) or an asset sale by the issuer or a Subsidiary thereof), (b) shall not otherwise cause the occurrence of a Default or Event of Default after giving effect to the issuance of such Debt, (c) shall not require any payments of cash upon any conversion of such Debt (if such Debt is convertible) other than in respect of fractional interests or to the extent such conversion may not be exercised prior to one year after the Maturity Date, and (d) may be guaranteed by the Subsidiaries of the Borrower, provided that no Lien secures such guarantees and such Subsidiaries are Obligors.

(b)           Section 6.02(g) and Section 6.02(h) of the Credit Agreement are each hereby amended by replacing each reference to “$250,000,000” with a reference to “$500,000,000”.

Section 4.              Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Person and have been duly authorized by appropriate corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the

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execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 5.              Conditions to Effectiveness.

(a)           This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(i)            The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Lenders.

(ii)           No Default shall have occurred and be continuing as of the Effective Date.

(iii)          The representations and warranties in this Amendment shall be true and correct in all material respects.

(iv)          The Borrower shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.

Section 6.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)           The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)           Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

(d)           From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

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(e)           This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.              Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 8.              Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature or signature delivered by other electronic means and all such signatures shall be effective as originals.

Section 9.              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.            Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 11.            Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12.            RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE

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SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 12, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 13.            Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

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EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President & General Counsel

GUARANTORS:
BONANZA CREEK ENERGY OPERATING COMPANY, LLC
By: Bonanza Creek Energy, Inc., its Manager

	By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President & General Counsel

BONANZA CREEK ENERGY RESOURCES, LLC

	By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President & General Counsel

BONANZA CREEK ENERGY MIDSTREAM, LLC

	By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President & General Counsel

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

BONANZA CREEK ENERGY UPSTREAM LLC

By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President & General Counsel

HOLMES EASTERN COMPANY, LLC

By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President & General Counsel

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/
ISSUING LENDER/LENDER:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ James Neblett
Name: James Neblett
Title: Vice President

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Elna Robciuc
Name: Elna Robciuc
Title: Director

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ Joe Bliss
Name: Joe Bliss
Title: Managing Director

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Richard Gan
Name: Richard Gan
Title: Managing Director

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Eric Broussard
Name: Eric Broussard
Title: Senior Vice President

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	IBERIABANK, as a Lender

	By:	/s/ Cameron D. Jones
Name: Cameron D. Jones
Title: Vice President

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

Signature Page to Amendment No. 6

Bonanza Creek Energy, Inc.